SANFORD C. BERNSTEIN FUND, INC.

ARTICLES SUPPLEMENTARY

SANFORD C. BERNSTEIN FUND, INC. (the “Corporation”), a Maryland corporation, does hereby certify to the State Department of Assessments and Taxation that:

1.    The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

2.    Under a power contained in the Charter (the “Charter”) of the Corporation, and pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation (the “Board of Directors”), by resolutions duly adopted, at a meeting duly called and held, reclassified all of the authorized but unissued shares of common stock, par value $.001 per share (the “Common Stock”), of the portfolios set forth below as shares of Common Stock without further classification or designation, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of undesignated Common Stock as set forth in the Charter.

Name of Portfolio	Number of Shares
Short Duration California Municipal	100,000,000
Short Duration New York Municipal	100,000,000
U.S. Government Short Duration	200,000,000

3.     (a) The number of authorized shares of Common Stock of all classes of the Corporation immediately prior to these Articles Supplementary becoming effective is 15,500,000,000 shares, classified as follows:

Name of Portfolio/Class	Number of Shares

U.S. Government Short Duration	200,000,000

Short Duration Plus/
AB Short Duration Class A	200,000,000
AB Short Duration Class B	200,000,000
AB Short Duration Class C	200,000,000
AB Short Duration Class R	200,000,000
AB Short Duration Class T	300,000,000
Short Duration Plus	200,000,000

Diversified Municipal/
AB Intermediate Diversified

Name of Portfolio/Class	Number of Shares
Municipal Class A	400,000,000
AB Intermediate Diversified
Municipal Class B	400,000,000
AB Intermediate Diversified
Municipal Class C	400,000,000
AB Intermediate Diversified
Municipal Class T	300,000,000
AB Intermediate Diversified
Municipal Advisor Class	400,000,000
Diversified Municipal Class	800,000,000

Intermediate Duration	600,000,000

New York Municipal/
AB Intermediate
New York Municipal Class A	200,000,000
AB Intermediate
New York Municipal Class B	200,000,000
AB Intermediate
New York Municipal Class C	200,000,000
AB Intermediate
New York Municipal Class T	300,000,000
AB Intermediate
New York Municipal Advisor Class	200,000,000
New York Municipal Class	400,000,000

California Municipal/
AB Intermediate
California Municipal Class A	200,000,000
AB Intermediate
California Municipal Class B	200,000,000
AB Intermediate
California Municipal Class C	200,000,000
AB Intermediate
California Municipal Class T	300,000,000
AB Intermediate
California Municipal Advisor Class	200,000,000
California Municipal Class	200,000,000

Short Duration California Municipal	100,000,000

Short Duration Diversified Municipal	100,000,000

Short Duration New York Municipal	100,000,000

Tax-Managed International/

Name of Portfolio/Class	Number of Shares
AB Tax-Managed
International Class A	200,000,000
AB Tax-Managed
International Class B	200,000,000
AB Tax-Managed
International Class C	200,000,000
AB Tax-Managed
International Class Z	300,000,000
Tax Managed International Class	600,000,000

Emerging Markets/
Emerging Markets
Class Z	300,000,000
Emerging Markets Class	200,000,000

International/
AB International
Class A	200,000,000
AB International
Class B	200,000,000
AB International
Class C	200,000,000
AB International
Class R	200,000,000
AB International
Class Z	300,000,000
International Class	600,000,000

Overlay A/
Overlay A Advisor Class	300,000,000
Overlay A Institutional Class	300,000,000

Tax-Aware Overlay A/
Tax-Aware Overlay A Advisor Class	400,000,000
Tax-Aware Overlay A Institutional Class	300,000,000

Overlay B/
Overlay B Advisor Class	300,000,000
Overlay B Institutional Class	300,000,000

Tax-Aware Overlay B/
Tax-Aware Overlay B Advisor Class	300,000,000
Tax-Aware Overlay B Institutional Class	300,000,000

Tax-Aware Overlay C/

Name of Portfolio/Class	Number of Shares
Tax-Aware Overlay C Advisor Class	300,000,000
Tax-Aware Overlay C Institutional Class	300,000,000

Tax-Aware Overlay N/
Tax-Aware Overlay N Advisor Class	300,000,000
Tax-Aware Overlay N Institutional Class	300,000,000

Unclassified	200,000,000

Total	15,500,000,000

(b)    Upon these Articles Supplementary becoming effective, the number of authorized shares of Common Stock of all classes of the Corporation will be 15,500,000,000 shares, classified as follows:

Name of Portfolio/Class	Number of Shares

Short Duration Plus/
AB Short Duration Class A	200,000,000
AB Short Duration Class B	200,000,000
AB Short Duration Class C	200,000,000
AB Short Duration Class R	200,000,000
AB Short Duration Class T	300,000,000
Short Duration Plus	200,000,000

Diversified Municipal/
AB Intermediate Diversified
Municipal Class A	400,000,000
AB Intermediate Diversified
Municipal Class B	400,000,000
AB Intermediate Diversified
Municipal Class C	400,000,000
AB Intermediate Diversified
Municipal Class T	300,000,000
AB Intermediate Diversified
Municipal Advisor Class	400,000,000
Diversified Municipal Class	800,000,000

Intermediate Duration	600,000,000

New York Municipal/
AB Intermediate
New York Municipal Class A	200,000,000
AB Intermediate
New York Municipal Class B	200,000,000

Name of Portfolio/Class	Number of Shares
AB Intermediate
New York Municipal Class C	200,000,000
AB Intermediate
New York Municipal Class T	300,000,000
AB Intermediate
New York Municipal Advisor Class	200,000,000
New York Municipal Class	400,000,000

California Municipal/
AB Intermediate
California Municipal Class A	200,000,000
AB Intermediate
California Municipal Class B	200,000,000
AB Intermediate
California Municipal Class C	200,000,000
AB Intermediate
California Municipal Class T	300,000,000
AB Intermediate
California Municipal Advisor Class	200,000,000
California Municipal Class	200,000,000

Short Duration Diversified Municipal	100,000,000

Tax-Managed International/
AB Tax-Managed
International Class A	200,000,000
AB Tax-Managed
International Class B	200,000,000
AB Tax-Managed
International Class C	200,000,000
AB Tax-Managed
International Class Z	300,000,000
Tax Managed International Class	600,000,000

Emerging Markets/
Emerging Markets
Class Z	300,000,000
Emerging Markets Class	200,000,000

International/
AB International
Class A	200,000,000
AB International
Class B	200,000,000
AB International
Class C	200,000,000

Name of Portfolio/Class	Number of Shares
AB International
Class R	200,000,000
AB International
Class Z	300,000,000
International Class	600,000,000

Overlay A/
Overlay A Advisor Class	300,000,000
Overlay A Institutional Class	300,000,000

Tax-Aware Overlay A/
Tax-Aware Overlay A Advisor Class	400,000,000
Tax-Aware Overlay A Institutional Class	300,000,000

Overlay B/
Overlay B Advisor Class	300,000,000
Overlay B Institutional Class	300,000,000

Tax-Aware Overlay B/
Tax-Aware Overlay B Advisor Class	300,000,000
Tax-Aware Overlay B Institutional Class	300,000,000

Tax-Aware Overlay C/
Tax-Aware Overlay C Advisor Class	300,000,000
Tax-Aware Overlay C Institutional Class	300,000,000

Tax-Aware Overlay N/
Tax-Aware Overlay N Advisor Class	300,000,000
Tax-Aware Overlay N Institutional Class	300,000,000

Unclassified	600,000,000

Total	15,500,000,000

4.    The shares of Common Stock described above have been reclassified by the Board of Directors under the authority contained in the Charter. These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

5.    The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Assistant Secretary as of this 19 day of April, 2017.

SANFORD C. BERNSTEIN FUND, INC.

By:	/s/ Seth Masters	(SEAL)
Seth Masters
President

Attest:

/s/ Nancy E. Hay
Nancy E. Hay
Assistant Secretary